UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 15, 2026

Fortress Credit Realty Income Trust

(Exact name of Registrant as Specified in Its Charter)

Maryland	000-56685	99-3367363
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1345 Avenue of the Americas
New York, New York		10105
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 798-6100

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 15, 2026, James B. Perry resigned from his position as a trustee of Fortress Credit Realty Income Trust (the “Trust”). Mr. Perry’s resignation was not the result of any disagreement with the Trust on any matter relating to the Trust’s operations, policies or practices.

Effective on September 15, 2026, the Board appointed Charles H. Fedalen, Jr. to fill the vacancy created by Mr. Perry’s resignation on the board of trustees of the Trust.

Mr. Fedalen, age 70, retired in 2025 after a 43-year career in real estate that included development and operations, as well as finance, acquisitions and dispositions, lending, legal and executive management. Most recently, Mr. Fedalen served as Chief Financial Officer from 2014 to 2019 and as President from 2019 to 2025, of the Irvine Company, a privately owned real estate and investment company. Prior to joining Irvine Company, Mr. Fedalen held various roles at Wells Fargo from 1991 to 2013 overseeing its commercial real estate lending operations in the U.S., Canada and the UK. Before joining Wells Fargo, Mr. Fedalen held executive roles at the Federal Asset Disposition Association and at a mid-sized, privately owned homebuilding company in Southern California. Mr. Fedalen began his career as a real estate attorney and he remains an inactive member of the California Bar. Mr. Fedalen holds a B.A. in Political Science and Scandinavian Languages from the University of California, Los Angeles and a Juris Doctor from University of Southern California. Mr. Fedalen also served as a Captain in the US Army Reserve.

Mr. Fedalen has no arrangements or understandings with any other person pursuant to which he was selected as a trustee of the Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Fortress Credit Realty Income Trust

Dated: September 15, 2026	By:	/s/ Avraham Dreyfuss
Name: Avraham Dreyfuss Title: Chief Financial Officer